Exhibit 99.1

Strive Announces Nasdaq Listing of SATS and Closing of Upsized Initial Public Offering

DALLAS, TX, October 20, 2026 (GLOBE NEWSWIRE) — Strive, Inc. (“Strive” or the “Company”) (Nasdaq: ASST), announced today the closing of its upsized initial public offering of 7,000,000 shares of Strive’s 15.00% Series A Perpetual SATS Preferred Stock (the “SATS Stock”), at a public offering price of $90 per share. The SATS Stock is expected to begin trading on the Nasdaq Global Market on or around October 20, 2026, under the ticker symbol “SATS.”

“The successful, upsized IPO of SATS marks a critical milestone in our strategy to maximize long-term total returns for our common equity investors,” said Matt Cole, Chairman and CEO of Strive. “We believe maintaining a high Amplification Ratio is the most important driver of our ability to outperform Bitcoin over time. SATS provides an additional tool to achieve that objective while simultaneously strengthening SATA’s credit profile by adding junior capital beneath it. With two complementary income securities, SATA designed for price stability and SATS designed for income stability, we believe Strive is better positioned than ever to capitalize on Bitcoin’s long-term growth.”

The SATS Stock accumulates cumulative dividends at a rate per annum equal to 15.00% on the stated amount of $100 per share (the “stated amount”) thereof. Regular dividends on the SATS Stock will be payable when, as and if declared by Strive’s board of directors or any duly authorized committee thereof, out of funds legally available for their payment, in arrears for each regular dividend period on each payment date to stockholders of record as of the close of business on the regular record date immediately preceding the applicable regular dividend payment date. Regular dividend dates will fall on each business day, as defined in the governing documentation for the SATS Stock, beginning on November 9, 2026. If declared in full, the first scheduled regular dividend on the SATS Stock payable will include all accrued and unpaid dividends from and after the closing date.

“We believe credit risk is easiest to manage when it is transparent,” said Jeff Walton, Chief Risk Officer. “SATS and SATA holders can observe the Bitcoin balance sheet that protects their dividend in real time, priced continuously, not just four times a year. As artificial intelligence and trading algorithms take on more portfolio-level decisions, we think our credit instruments are built for that future, interfacing with humans equipped with advanced compute. We don’t have any debt, or maturities, and we’re focused on a single obligation, the dividend. I believe that is what the best capital structure in the world looks like.”

“SATS represents the next evolution of our commitment to developing products tailored to the distinct needs of investors, introducing a fixed-rate perpetual security to our offerings,” said Ben Werkman, Chief Investment Officer. “By expanding our range of highly liquid securities, we are more precisely aligning each product with the objectives of the investors it serves. This approach reflects our broader vision of building a differentiated family of financial securities combining thoughtful structures, institutional-grade liquidity, and an unwavering commitment to long-term value creation.”

The offering was conducted pursuant to the Form S-3 registration statement, and was made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the final prospectus supplement, together with the accompanying prospectus, is available on the SEC’s website at www.sec.gov.

About Strive

Strive is a structured finance company focused on disciplined capital allocation and long term value creation. We have strategically adopted bitcoin as our hurdle rate for capital deployment because of our fiduciary duty to maximize long-term value for stockholders and compound purchasing power over time.

Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, manages over $2.8 billion in assets.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the “merger transaction”), including the expected impact of the merger transaction on Strive’s future financial performance and the ability to successfully integrate the combined businesses, and the anticipated use of proceeds of the offering. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:

•	the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;

•	the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	dilution caused by Strive’s issuance of additional shares of its SATS Stock, Class A Common Stock or SATA Stock;

•	potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction; and

•	other factors that may affect future results of Strive or the future trading performance of its SATS Stock, Class A Common Stock or SATA Stock.

These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.

Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained in this press release speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Strive Media Contact:
media@strive.com

Investor Contact:
ir@strive.com

Source: Strive, Inc.

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